                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

  [ ] Preliminary Proxy Statement
  [ ] Confidential for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to [ ] 240.14a-11(c) or [ ] 240.14a-12

                                  VITALCOM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:

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      (2) Form, Schedule or Registration Statement No.:

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

                                 VITALCOM INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1999

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of VitalCom Inc. (the "Company") to be held on Thursday, May 20, 1999 at 9:00 a.m., local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, for the following purposes:

     (1) To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

     (2) To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending December 31, 1999.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 1, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                          Sincerely,

                                         /s/ Frank T. Sample
                                         ---------------------------------------
                                          Frank T. Sample
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Tustin, California April 26, 1999

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 VITALCOM INC.
                            ------------------------

                            PROXY STATEMENT FOR 1999
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of VitalCom Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 20, 1999 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780.

     These proxy solicitation materials and the Company's 1998 Annual Report on Form 10-K for the year ended December 31, 1998 were first mailed on or about April 26, 1999 to all stockholders entitled to vote at the meeting. The Company's principal executive offices are located at 15222 Del Amo Avenue, Tustin, California 92780, and the Company's telephone number at that location is
(714) 546-0147.

RECORD DATE AND PRINCIPAL STOCK OWNERSHIP

     Stockholders of record at the close of business on April 1, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 8,192,279 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 42 stockholders.

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of the Record Date as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer (as defined below) of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address for each stockholder is care of VitalCom Inc., 15222 Del Amo Avenue, Tustin, California 92780.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
                      NAME AND ADDRESS                         NUMBER      PERCENT
                      ----------------                        ---------    -------
Warburg, Pincus Ventures, L.P.(1)...........................  3,915,181     46.2%
  466 Lexington Avenue, 10th Floor
  New York, NY 10017
ABS Capital Partners, L.P.(2)...............................  1,057,062     12.5
  One South Street
  Baltimore, MD 21202
Vertical Fund Associates, L.P.(3)...........................    539,582      6.4
  18 Bank Street
  Summit, NJ 07901
Frank T. Sample(4)..........................................    223,202      2.6
Patrick T. Hackett(5).......................................  3,915,181     46.2
Jack W. Lasersohn(6)........................................    755,782      8.9
Timothy T. Weglicki(7)......................................  1,057,062     12.5
Warren J. Cawley(8).........................................     97,343      1.1
John R. Graham(9)...........................................    173,865      2.1
Shelley B. Thunen(10).......................................     66,564        *
All executive officers and directors as a Group (7
  persons)(11)..............................................  6,288,999     74.3

---------------
     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 1999 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for purposes of computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

  *  Less than one percent of the outstanding Common Stock.

 (1) The sole general partner of Warburg, Pincus Ventures, L.P. ("Ventures") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Ventures. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP has a 15% interest in the profits of Ventures as the general partner, and also owns approximately 1.5% of the limited partnership interests in Ventures. Patrick T. Hackett, a director of the Company, is a Managing Director and a member of EMW LLC and a general partner of WP. As such, Mr. Hackett may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by Ventures and WP. See Note 5 below.

 (2) The sole general partner of ABS Capital Partners, L.P. ("ABS Capital") is ABS Partners, L.P. ("ABS Partners"). Timothy T. Weglicki is a general partner of ABS Partners.

 (3) The sole general partner of Vertical Fund Associates, L.P. ("Vertical Fund") is The Vertical Group, Inc. ("Vertical"). Jack W. Lasersohn is a Managing Director of Vertical.

 (4) Includes 97,500 shares issuable upon exercise of vested options within 60 days of the Record Date.

 (5) All of the shares indicated as owned by Mr. Hackett are owned directly by Ventures and are included because of his affiliation with Ventures. Mr. Hackett disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 1 above.

 (6) Of the shares indicated as owned by Mr. Lasersohn, 216,200 are owned directly by Vertical Life Sciences, L.P., of which Vertical is the sole general partner, and 539,582 are owned directly by Vertical Fund, and all of such shares are included because of Mr. Lasersohn's affiliation with those entities. As such, Mr. Lasersohn may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Vertical Life Sciences, L.P., Vertical Fund and Vertical. Mr. Lasersohn disclaims "beneficial ownership" of these shares within the meaning of Rule l3d-3 under the Exchange Act.

 (7) All of the shares indicated as owned by Mr. Weglicki are owned directly by ABS Capital and are included because of his affiliation with that entity. As such, Mr. Weglicki may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by ABS Capital and ABS partners. Mr. Weglicki disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (8) Includes 29,173 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

 (9) Includes 32,707 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10) Includes 47,904 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11) Includes 304,784 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and 3,915,181, 1,057,062, 539,582 and 216,200 shares owned directly by Ventures, ABS, Vertical Fund and Vertical Life Sciences, L.P., respectively. See notes 5, 6 and 7 above.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each holder of Common Stock is entitled to one vote for each share of stock held on all matters to be voted on by the stockholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled vote on the election of directors.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than December 20, 1999 in order that they may be considered for inclusion in the notice and proxy statement relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED

     If a quorum is present, the four (4) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority (broker non-votes) will be counted only for the purpose of determining if a quorum is present.

NOMINEES

     The names of the nominees and certain information about them as of the Record Date are set forth below:

                                                                         DIRECTOR
    NAME OF NOMINEE      AGE          POSITION WITH THE COMPANY           SINCE
    ---------------      ---          -------------------------          --------
Frank T. Sample........  53    President, Chief Executive Officer and      1997
                               Chairman of the Board of Directors
Patrick T. Hackett.....  37    Director                                    1997
Jack W. Lasersohn......  46    Director                                    1995
Timothy T. Weglicki....  46    Director                                    1995

     FRANK T. SAMPLE has served as a director of the Company and also has served as its President and Chief Executive Officer since October 1997. In February 1998, Mr. Sample was appointed Chairman of the Board. From August 1997 to October 1997, Mr. Sample served as Executive Vice President at IDX Systems Corporation, a leading provider of information technology to the healthcare industry. From December 1990 to July 1997, when PHAMIS, Inc., a provider of patient-centered medical record information systems, was merged into IDX Systems Corporation, Mr. Sample served as President and Chief Executive Officer of PHAMIS, Inc. He is a director of IDX Systems Corporation. Mr. Sample holds a B.B.A. in Business Administration from Cleveland State University.

     PATRICK T. HACKETT has served as a director of the Company since December 1997. Since 1995, Mr. Hackett has been a Managing Director of Warburg, Pincus & Co., Inc., a private investment firm. Mr. Hackett served as Vice President at Warburg, Pincus & Co., Inc., from 1991 to 1993 and as an associate from 1990 to 1991. He is currently a director of Eclipsys Corporation., Coventry Corporation and several privately held companies. Mr. Hackett holds a BA degree in Chemistry and a BSE in Economics from the University of Pennsylvania.

     JACK W. LASERSOHN has served as a director of the Company since June 1995. He has been a General Partner of The Vertical Group, L.P., a private venture capital and investment management firm, since its formation in 1989 by former principals of F. Eberstadt & Co., Inc. From 1981 to 1989, he was a Vice President and later a Managing Director of the venture capital division of F. Eberstadt & Co., Inc. Mr. Lasersohn also serves as a director of Cardiothoracic Systems, Inc., UroQuest Medical Corporation and

Massimo Corporation and of a number of privately held healthcare companies. He holds a B.S. and a M.A. in Physics from Tufts University, and a J.D. from Yale University.

     TIMOTHY T. WEGLICKI has served as a director of the Company since June 1995. Since December 1993, he has been principally employed as a Managing Member of ABS Partners, L.P., the General Partner of ABS Capital Partners, L.P., a private equity fund. Prior to that date, he was principally employed as a Managing Director of Alex. Brown & Sons Incorporated where he established and headed its Capital Markets Group. Mr. Weglicki holds an M.B.A. from the Wharton Graduate School of Business and a B.A. from Johns Hopkins University. Mr. Weglicki is a director of ElderTrust, a healthcare Real Extate Investment Trust and a number of privately held healthcare companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven (7) meetings during fiscal 1998. Jack W. Lasersohn , Timothy T. Weglicki and Frank T. Sample attended all meetings. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and an Executive Compensation Committee which is responsible for administering the Company's Option Plans and reviewing and approving appropriate Company compensation recommendations and plans.

     The Audit Committee was established in June 1995 and is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee consisted of directors Timothy T. Weglicki , Jack W. Lasersohn, and Patrick T. Hackett. The Audit Committee met five (5) times in fiscal 1998.

     The Executive Compensation Committee and the Option Plan Committee were combined into one committee in 1997 (the "Compensation Committee"). The Compensation Committee is responsible for the administration of the Company's 1993 Stock Option Plan, the Company's 1996 Stock Option Plan, the Company's 1996 Director Option Plan and any future option plans of the Company, as well as determining which persons are to be granted options under such plans and the number of shares subject to such options. The Compensation Committee consisted of directors Patrick T. Hackett and Timothy T. Weglicki. The Compensation Committee met eight (8) times in fiscal 1998.

COMPENSATION COMMITTEE INTERLOCKS

     The Compensation Committee was formed in December 1997 and the members of the Compensation Committee are Mr. Hackett and Mr. Weglicki. Neither of these individuals was at any time during the fiscal year ended December 31, 1998, or at any other time, an officer or employee of the Company. No member of the Compensation Committee of the Company's Board serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

     Directors of the Company do not receive any fees for serving as such, nor do any directors receive any fees for serving on any committee of the Board of Directors. Directors are reimbursed by the Company for their out-of-pocket expenses in connection with attending any board or committee meeting. In addition, the directors participate in the Company's 1996 Director Option Plan (the "Director Plan"). The Director Plan provides for the grant of an option to purchase a number of shares of Common Stock to be determined by the incumbant Board of Directors to each non-employee director who first becomes a non-employee director, and each outside director is automatically granted an option to purchase 4,000 shares of Common Stock each year, provided he or she is then a non-employee director and he or she has served on the Board of Directors for at least the preceding six months. The first options and each subsequent option have terms of ten years. One-quarter of the shares subject to a first option will vest one year after its date of grant and an additional one-quarter will vest at the end of each year thereafter, provided that the optionee continues to serve as a director. Similarly, one-quarter of the shares subject to a subsequent option will vest one year after the date of grant and an additional one-quarter will vest at the end of each year thereafter, provided that the optionee continues to serve as a director. The exercise price of such options will be 100% of the fair market value per share of the Company's Common Stock on the date of grant.

                                  PROPOSAL TWO

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements annually since 1992. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   MANAGEMENT

     In addition to Mr. Sample, the following persons were executive officers of the Company as of April 1, 1999:

    NAME OF OFFICER      AGE                 POSITION WITH THE COMPANY
    ---------------      ---                 -------------------------
Warren J. Cawley.......  58     Vice President, Business Development
John R. Graham.........  53     Vice President, Corporate Alliances
Stephen E. Hannah......  40     Vice President, Research and Development
Cheryl L. Isen.........  38     Vice President, Corporate Communications
Shelley B. Thunen......  45     Vice President, Finance and Chief Financial Officer
Patric L. Wiesmann.....  37     Vice President, Sales

     WARREN J. CAWLEY has served as Vice President, Business Development of the Company since July 1996. From 1989 through June 1996, Mr. Cawley served as Vice President, Direct Sales for the Company. From 1985 through 1989, Mr. Cawley served as Vice President, OEM Sales for the Company. Prior to 1985, Mr. Cawley held sales and management positions at several medical device companies. Mr. Cawley holds an M.B.A. degree and a B.S. degree from the University of Southern California.

     JOHN R. GRAHAM has served as Vice President, Corporate Alliances of the Company since January 1999 and Vice President, OEM Sales of the Company from 1989 through 1998. Prior to joining the Company in 1989, he acted as a consultant and held various positions at a number of healthcare organizations and technology-based companies, including serving as President and Chief Executive Officer of a medical device company. Mr. Graham holds an M.S. degree in Bioengineering from Columbia University and a B.S.E.E. degree from Northeastern University.

     STEPHEN E. HANNAH joined the Company in December 1998 as Vice President, Research and Development. Prior to joining the Company, Mr. Hannah led Product Development, Systems Engineering at Sony Trans Com Inc. from December 1996 to December 1998. Prior to Sony, Mr. Hannah developed hardware and software products and managed large development projects at Hughes Aircraft Company from February 1981 to December 1996. Mr. Hannah holds a B.S. degree in Computer Engineering from the University of Michigan.

     CHERYL L. ISEN joined the Company in January 1998 as Senior Director of Corporate Communications and was promoted to Vice President in January 1999. Prior to joining the Company, from February 1991 to October 1997, Ms. Isen served as Senior Director of Corporate Communications at PHAMIS, Inc., which merged with IDX Systems in 1997, where she was responsible for company-wide communications. Prior to PHAMIS, Inc., Ms. Isen was Manager of Marketing Communications for the Target Marketing Services division of TRW from February 1987 to February 1991. Ms. Isen holds a B.A. degree in Journalism and Marketing from San Diego State University.

     SHELLEY B. THUNEN has served as Vice President, Finance and Chief Financial Officer of the Company since August 1992. Prior to joining the Company, Ms. Thunen served as the Vice President, Finance of Hybrid Designs, Inc., a manufacturer of hybrid microelectronic circuits, from August 1990 to August 1992 and concurrently from January 1992 through August 1992 served as General Manager of a related company. Prior to August 1990, Ms. Thunen was a financial consultant specializing in company turnarounds and served in various financial management capacities at several technology-based companies, including as Chief Financial Officer of a publicly traded computer company. Ms. Thunen holds an M.B.A. degree and a B.A. degree in Economics from the University of California at Irvine.

     PATRIC L. WIESMANN joined the Company in March 1999 as Vice President, Sales. Prior to joining the Company, from January 1997 to March 1999, Mr. Wiesmann served as Vice President of Sales and Marketing/Business Development at Mackie Designs, Inc. where Mr. Wiesmann managed worldwide sales and marketing, product management and sales administration. Prior to Mackie, Mr. Wiesmann was Vice President of Sales and Marketing at Lang Manufacturing Company from May 1992 to December 1996, and Baxter Healthcare Corporation from March 1984 to May 1992. Mr. Wiesmann holds a B.A. degree in Biology and Economics from the University of Puget Sound in Tacoma, Washington.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer, and (ii) the four most highly compensated other executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended December 31, 1996, 1997 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                      COMPENSATION AWARDS
                                                                       OTHER       -------------------------
                                          ANNUAL COMPENSATION          ANNUAL      SECURITIES    ALL OTHER
                                       --------------------------   COMPENSATION   UNDERLYING   COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(4)   BONUS($)(1)      (2)($)      OPTIONS(#)       $(6)
 ---------------------------    ----   ------------   -----------   ------------   ----------   ------------
Frank T. Sample...............  1998     $294,958       $20,000                          --        $2,112
  President, Chief Executive    1997       38,434(7)     50,000            --       780,000            --
  Officer and Chairman            --           --            --            --            --            --
  of the Board
Warren J. Cawley..............  1998      144,810            --                       8,500         1,842
  Vice President,               1997      153,500        25,000            --        30,000         1,800
  Business Development          1996      143,082            --            --            --         1,305
David R. Clare, Jr............  1998      165,255        10,000        14,899(5)         --           510
  Vice President, Direct
Sales(3)                        1997      123,019(8)     72,500        72,925(5)    100,000           204
                                1996           --            --            --            --            --
John R. Graham................  1998      145,000        18,764                      12,000         1,325
  Vice President,               1997      138,692        35,000            --        40,000         1,162
  Corporate Alliances           1996      128,308        10,305            --            --           745
Shelley B. Thunen.............  1998      155,000        10,000                      15,000           696
  Vice President, Finance and   1997      153,068        45,000            --        60,000           682
  Chief Financial Officer       1996      128,255        10,305            --        17,844           264

---------------
(1) Represents amounts paid or accrued under the Company's Management Bonus Plan for which senior management is eligible. The amount of a particular employee's bonus varies depending on salary level, position with the Company and the operating results of the Company.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of prerequisites and other personal benefits has been omitted in those cases where the aggregate amount of such prerequisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(3) Mr. Clare stepped down from his position as Vice President, Sales in August 1998.

(4) Amounts include contributions paid by the Company under its 401(k) and Profit Sharing Plan.

(5) Includes amounts paid in connection with the reimbursement by the Company of certain relocation expenses.

(6) Represents premiums paid by the Company on a life insurance policy for the benefit of the Named Executive Officer.

(7) Based on an annual salary of $250,000 commencing on October 24, 1997.

(8) Based on an annual salary of $140,000 commencing on March 7, 1997.

                          OPTION GRANTS IN FISCAL 1998

     The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the year ended December 31, 1998.

                                                           INDIVIDUAL GRANTS
                               -------------------------------------------------------------------------
                                 NUMBER OF         % OF TOTAL
                                SECURITIES        OPTIONS/SARS
                                UNDERLYING         GRANTED TO
                               OPTIONS/SARS       EMPLOYEES IN       EXERCISE OR BASE      EXPIRATION
            NAME               GRANTED(#)(1)    FISCAL YEAR(%)(2)      PRICE($/SH)            DATE
            ----               -------------    -----------------    ----------------    ---------------
Frank T. Sample..............         --                --                    --                      --
Warren J. Cawley.............      8,500               2.8%               $4.000              04/07/2008
David R. Clare, Jr...........         --                --                    --                      --
John R. Graham...............     12,000               3.9%               $4.000              04/07/2008
Shelley B. Thunen............     15,000               4.9%               $4.000              04/07/2008

---------------
(1) All of these stock option grants were pursuant to the Company's 1993 Stock Option Plan, as amended, and are subject to the terms of such plan. These options were granted at exercise prices equal to the fair market value of the Common Stock as determined by the Board of Directors of the Company on the date of grant. Unless otherwise indicated, options granted vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and as to 6.25% of the shares subject to the option quarterly thereafter.

(2) Options are net of cancelled shares which were re-priced on 11/13/98 at $3.00 and $4.00 per share.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to exercises of stock options during the year ended December 31, 1998 by each of the Named Executive Officers, the number of options held at year end and the aggregate value of the "in-the-money" options held at December 31, 1998.

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                  SHARES                    UNDERLYING OPTIONS AT YEAR-     THE-MONEY OPTIONS AT
                                ACQUIRED ON      VALUE          END(#) EXERCISABLE/        YEAR-END EXERCISABLE/
             NAME               EXERCISE(#)   REALIZED($)          UNEXERCISABLE            UNEXERCISABLE(1)($)
             ----               -----------   -----------   ---------------------------   ------------------------
Frank T. Sample...............        --             --        146,250/633,750                        $0/$0
Warren J. Cawley..............        --             --         25,477/34,140                    $13,147/$0
David R. Clare, Jr............        --             --           37,500/0                            $0/$0
John R. Graham................        --             --         28,065/45,052                    $13,147/$0
Shelley B. Thunen.............     5,000        $17,345         36,758/74,242                         $0/$0

---------------
(1) The closing price of the Company's Common Stock on December 31, 1998 was $2.625 per share.

REPORT ON REPRICING OF OPTIONS

     On November 13, 1998, the Board of Directors authorized the reduction of the exercise price of outstanding options granted pursuant to the Company's 1993 Stock Option Plan to employees, including executive officers, so that one-half of such options would have an exercise price of $3.00 per share and one-half would have an exercise price of $4.00 per share (the "Repricing"). The Repricing was accomplished by an exchange of each option held by an optionee at the time of the Repricing (the "Exchanged Options") for an option with a lower exercise price and an extended vesting period and a black-out period during which Exchanged Options could not be exercised (the "Repriced Options"). The purpose of the Repricing was to incentivise, motivate and retain employees in order to achieve the long term success for the Company. The Board of Directors believe that the decline in the market price of the Company's Common Stock following the grants of the exchanged option frustrated the purpose and intent of the Exchanged Options and therefore deemed it to be in the best interest of the Company and its stockholders to exchange such options for the Repriced Options.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     In October 1997, the Company entered into an employment agreement with Mr. Sample in connection with his appointment as President and Chief Executive Officer. The agreement provides for a three-year employment term, subject to early termination in the event of the death or disability of Mr. Sample as otherwise provided therein. The Company may terminate Mr. Sample's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" Mr. Sample will be entitled to receive severance pay at his then current salary for a period of twelve months following such termination.

     In April 1997, in connection with the relocation of David R. Clare, Jr., the Company's Vice President, Direct Sales, the Company loaned Mr. Clare $175,000.00 together with interest thereon at a rate of 8.50% per annum. The loan was secured by deed of trusts on Mr. Clare's residences in California and Texas. Mr. Clare repaid the loan on November 21, 1997.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1998, all reporting persons complied with filing requirements applicable to them.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: April 26, 1999

                                EDGAR APPENDIX A

                                  FORM OF PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  VITALCOM INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1999

         The undersigned stockholder of VitalCom Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 26, 1999, and hereby appoints Frank T. Sample and Shelley B. Thunen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of VitalCom Inc. to be held on Thursday, May 20, 1999 at 9:00 a.m. local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1)   ELECTION OF DIRECTORS:

      [ ] FOR all nominees listed below          [ ] WITHHOLD
          (except as indicated)

          IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST
          BELOW:

          Patrick T. Hackett       Jack W. Lasersohn        Frank T. Sample
          Timothy T. Weglicki

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 1999:

          [ ]   FOR               [ ]    AGAINST               [ ]   ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
                                         Dated:                           , 1999
                                               --------------------------

                                         ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)